The Variable Annuity Contract
issued by
BRIGHTHOUSE LIFE INSURANCE COMPANY
and
BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
Brighthouse Accumulation Annuity
Supplement Dated April 30, 2021
to the Prospectus Dated May 1, 2017
This supplement updates certain information contained in your last prospectus dated May 1, 2017 for the Brighthouse Accumulation Annuity variable annuity contract issued by Brighthouse Life Insurance Company (Brighthouse or we or us). We no longer offer the contract to new purchasers. You should read and retain this supplement with your contract.
The contract has a single investment choice. We may add additional Investment Options in the future.
Fidelity® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio
Inquiries. If you need more information, please contact our Annuity Service Office at:
Brighthouse Financial
PO Box 305075
Nashville, TN 37230-5075
(888) 243-1932
Electronic Delivery. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract as well as other contract-related documents.
Contact the Annuity Service Office for more information and to enroll.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).

FEE TABLES AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or, if additional Investment Options are added in the future, transfer Account Value between Investment Options. State premium taxes of 0% to 3.5% may also be deducted.
Owner Transaction Expenses Table
Withdrawal Charge (Note 1) (as a percentage of Purchase Payment withdrawn)	2%
Transfer Fee (Note 2)	$ 25
(First 12 per year)	$ 0
Note 1. If an amount withdrawn during the first seven Contract Years is determined to include the withdrawal of any portion of the Purchase Payment, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses—Withdrawal Charge.”)
Number of Complete Years from Contract Date	Withdrawal Charge (% of Purchase Payment withdrawn)
0	2
1	2
2	2
3	2
4	2
5	2
6	2
7 and thereafter	0
Note 2. Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. Brighthouse is currently waiving the transfer fee, but reserves the right to charge the fee in the future.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Option fees and expenses.
Separate Account Annual Expenses (as a percentage of average Account Value in the Separate Account)(Note 3)
Annual Mortality and Expense Charge	0.70%
Current Preservation and Growth Rider (PGR) Fee Rate (Note 4)	1.40%
Maximum Preservation and Growth Rider (PGR) Fee Rate (Note 4)	1.80%
Maximum Total Separate Account Annual Expenses Including Maximum PGR Charge	2.50%
Note 3. Separate Account Annual Expenses are not assessed during the Annuity Period of the contract.
Note 4. The PGR Fee Rate applied to your contract during any Contract Year will be less than or equal to the Maximum PGR Fee Rate. Your initial PGR Fee Rate was equal to the current PGR Fee Rate on the date the application for the contract was signed and is stated in your contract. The Maximum PGR Fee Rate will not increase. If you elect an Optional Step Up, your PGR Fee Rate may increase to any rate less than or equal to the Maximum PGR Fee Rate. (See “Living Benefit—Preservation and Growth Rider—Optional Step Up” and “Expenses—Separate Account Annual Expenses—Preservation and Growth Rider Fee Rate.”)
The next table shows the total operating expenses charged by Investment Options which you pay periodically during the time you own the contract. There is only one Investment Option available during the Accumulation Period. An Investment Option may impose a redemption fee in the future. More detail concerning an Investment Option’s fees and expenses is contained in the prospectus for an Investment Option and in the following tables.
Total Annual Portfolio Expenses	0.77%(1)
(expenses that are deducted from Investment Option assets, including management fees, 12b-1/service fees, and other expenses)
Note 1. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses).
For information concerning compensation paid for the sale of the contracts, see “Other Information—Distributor.”
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Investment Option Expenses as of December 31, 2020
(as a percentage of the average daily net assets of an Investment Option)
The following table is a summary. For more complete information on Investment Option fees and expenses, please refer to the prospectus for the Investment Option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying portfolios.
Investment Option	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operation Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Fidelity ® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio	0.25%	—	—	0.52%	0.77%	0.05%	0.72%
Fidelity VIP Government Money Market Portfolio	0.16%	—	0.10%	—	0.26%	—	0.26%
Notes:
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Options and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue through at least April 30, 2022. These arrangements can be terminated with respect to an Investment Portfolio only with the approval of the board of directors or trustees of that Investment Option. Please see the Investment Options’ prospectuses for additional information regarding these arrangements.
The Fidelity VIP FundsManager 60% Portfolio is a “fund of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Option invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
3. Investment Options
At this time the contract offers only one Investment Option, the Fidelity VIP FundsManager 60% Portfolio. When the contract was still being offered to new purchasers, the Money Market Portfolio was required by applicable state law to be made available to California purchasers age 60 or older who elected to allocate their Purchase Payment to the Money Market Portfolio during the free look period. The contract is no longer offered to new purchasers, and the Money Market Portfolio is no longer available for investment under the contract. Additional Investment Options may be available in the future.
You can obtain copies of the prospectus for the Fidelity VIP FundsManager 60% Portfolio by calling us at: (888) 243-1932. You can also obtain information about the fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Certain funds described in the fund prospectus may not be available with your contract.
A summary of advisers, subadvisers, and investment objectives for the Investment Options are listed below. The investment objectives and policies of an Investment Option may be similar to the investment objectives and policies of other mutual funds that certain of the portfolio investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Option may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers. Furthermore, there is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a subaccount that invests in a money market fund may become extremely low and possibly negative. It is therefore possible that your Contract Value may decline as a result of an investment in a money market fund.
We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Account Value of your contract resulting from the performance of an Investment Option.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Fidelity ® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio	Seeks high total return.	Fidelity Management & Research Company LLC
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Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Government Money Market Portfolio	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan
†Not available under all Contracts. Availability depends on Contract issue date.
Money Market Portfolio. This Investment Option is no longer available for investment.
Other Information
Brighthouse Life Insurance Company
Brighthouse Life Insurance Company (BLIC) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (BHF), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Distributor
Distributor is a member of the Financial Industry Regulatory Authority (FINRA).FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.
COVID-19
The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The pandemic has resulted in significant financial market volatility, a deterioration in general economic conditions, record-low interest rates, global business disruptions affecting companies across various industries, and wide-ranging changes in consumer behavior. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Although the Company has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on the Company. The Company continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be significant to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic could have a negative impact on returns of the Investment Portfolios in which the Separate Account invests. Declines in or sustained low interest rates can cause a reduction in investment income for the Investment Portfolios. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, based on your individual circumstances.
Financial Statements
The financial statements for each of the subaccounts of the Separate Account are attached. Upon request, financial statements for the Company will be sent to you without charge.
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